                                                                     EXHIBIT 1.7

                       MORTGAGE INVESTOR SERVICING REPORT


CUTOFF DATE:   AUGUST 31, 1996                     GROUP:         INV #816

REPORT DATE:   SEPTEMBER 25, 1996                  SERIES:        1989-1


SECTION 1 - MORTGAGE POOL ADMINISTRATION

=================================================================================================
                                       # OF         P & I           POOL              POOL
POOL ACTIVITY                         LOANS       CONSTANT        INTEREST          PRINCIPAL
=================================================================================================
Beginning Balance                       11        18,739.69                        1,854,378.91
                                -----------------------------------------------------------------
Installments                                                       21,274.78           2,158.08
                                -----------------------------------------------------------------
Curtailments                                                                             100.00
                                -----------------------------------------------------------------
Liquidations                             0             0.00             0.00               0.00
                                -----------------------------------------------------------------
Other                                                  0.00             0.00               0.00
                                -----------------------------------------------------------------
Ending Balance                          11        18,739.69                        1,852,120.83
                                =================================================================
                                                             SERVICING FEE:            1,022.65
                                                                              -------------------

                    TOTAL
DELINQUENTS           DELQ        30 DAYS         60 DAYS         90 DAYS +             F/C
=================================================================================================
# Of Loans                 2             1                0                1                  1
               ----------------------------------------------------------------------------------
Princ Bal         335,524.43     71,344.47             0.00       264,179.96         229,546.96
               ----------------------------------------------------------------------------------
% Delq                 18.12%         3.85%            0.00%           14.26%             12.39%
               ----------------------------------------------------------------------------------

                                                    INTEREST        PRINCIPAL               S/F
Amount Prepaid                                      3,965.50           484.71             136.74
                                             ----------------------------------------------------
Amount Delinquent                                  50,177.34         4,661.59           2,120.79
                                             ----------------------------------------------------

SECTION 1-A - SCHEDULED MORTGAGE INSTALLMENTS
================================================================================
WAM = Oct-2018                               NOTE RATE = (           11.015981%)

 A. CONSTANT                                 B. SCHEDULED                     C. SCHED.
                                                INTEREST                         PRINCIPAL
-------------------------------------------------------------------------------------------------
   18,739.69                                   16,964.40                         1,775.29
-------------------------------------------------------------------------------------------------

SECTION 2 - SCHEDULE OF PAYMENTS                1989-1         AUGUST 31, 1996

=================================================================================================
   A. SCHEDULED                 B. ADDITIONAL      C. PREPAIDS       D. OTHERS      E. TOTAL
      PRINCIPAL                     PRINCIPAL         IN FULL                          PRINCIPAL
=================================================================================================
      1,775.29                       100.00             0.00             0.94         1,876.23
=================================================================================================
F. Int. Distribution Amount (Yield                10.50000%)                          16,170.79
                                                                              -------------------
G. Total Distribution Amount (Principal & Interest)                                   18,047.02
                                                                              ===================
H. Certificates A-1 Distribution
                                 (E x 94.5%) Princ:                  1,773.04
                                 (E x 94.5%) Int:                   15,281.42
                                                                              -------------------
                                                                                      17,054.46
                                                                              ===================
I. Certificate B Distribution
                                  (E x 5.5%) Princ:                    103.19
                                  (F x 5.5%) Int:                      889.37
                                                                              -------------------
                                                                                         992.56
                                                                              ===================
SECTION 3 - PRINCIPAL AMOUNT OF SECURITIES
=================================================================================================
A. Beginning Aggregate Security Balance                                            1,848,043.98
                                                                              -------------------
B. Principal Distribution Amount                                                       1,876.23
                                                                              -------------------
C. Ending Aggregate Security Balance                                               1,846,167.75
                                                                              ===================
MEMO ITEM
=================================================================================================
A. Book Value Of Real Estate Acquired Through Foreclosure                                   N/A
                                                                              -------------------
B. Ending Aggregate Security Balance Of The Class A
   Certificates (94.5% of Security Balance)                                        1,744,628.26
                                                                              -------------------
C. Ending Aggregate Security Balance Of The Class B
   Certificates (5.50% of Security Balance)                                          101,539.49
                                                                              -------------------

All distributions required to be made by First Interstate Bank for the reporting
month of: July 1996               Payable: Aug 26, 1996 have been made.

Certified by:

/s/ MICHAEL DRAWDY
--------------------------------
Michael Drawdy, Vice President
Investor Reporting Department

================================================================================
          SUBORDINATED AMOUNT                    1989-1          AUGUST 31, 1996
================================================================================
                                                 PERCENT              DOLLARS
 A.  BEGINNING BALANCE                            5.50              1,848,466.00
                                               ---------------------------------
 B.  AGGREGATE LOSSES                                                (282,098.60)
                                               ---------------------------------
 C.  SCHEDULED ADJUSTMENTS PER
     POOLING & SERVICING AGREEMENT                                 (1,035,873.00)
                                               ---------------------------------
 D.  ENDING BALANCE                               5.50                812,593.00
================================================================================

RESERVE FUND

 A.  BEGINNING BALANCE                                                812,593.00
                                                               -----------------
 B.  (+) INTEREST CREDITED                                              3,652.09
                                                               -----------------
 C.  (-) INTEREST WITHDRAWN                                             3,652.09
                                                               -----------------
 D.  (+) CLASS B PRINCIPAL (UNTIL LIMITS ARE REACHED)                     103.19
                                                               -----------------
 E.  (+) CLASS B INTEREST (UNTIL LIMITS ARE REACHED)                      889.37
                                                               -----------------
 F.  (-) TRANSFER TO CLASS A
                                                               -----------------
 G.  SUB TOTAL                                                        813,585.56
================================================================================

 NOTES:

   INITIAL DEPOSIT (UNRETURNED TO SELLER)                                   0.00
                                                               -----------------
   THREE CURRENT HIGHEST PRINCIPAL BALANCES                           813,977.80
                                                               -----------------
   SPECIFIED RESERVE FUND:                                            812,593.00
                                                               -----------------
   CLASS B  PRIN & INT  TRANSFER TO REPUBLIC FEDERAL:                     992.56
    (equal to amt over Specified Reserve Fund Limit)           -----------------

================================================================================
 H.  ENDING BALANCE                                                   812,593.00
================================================================================

                    RECONCILIATION OF POOL PRINCIPAL BALANCE
                         WITH SECURITY PRINCIPAL BALANCE
                                  POOL NO. 816
                                                   1,852,120.83
               (+)                                       484.71
               (-)                                     4,661.59
               (-)                                     1,775.29
               (+)                                         0.00
               (-)                                         0.00

                                                   1,846,168.66

                                                   1,846,167.75

                                                           0.91


                   RECONCILIATION OF CUSTODIAL ACCOUNT BALANCE

               (+)                                     4,450.21
               (-)                                       136.74
               (-)                                    54,838.93
               (+)                                     2,120.79
               (+)                                         0.94
               (+)                                       100.00
               (-)                                         0.00
               (+)                                         0.00
               (+)                                         0.00
               (-)                                         0.00

                                                     (48,303.73)

                                                     (48,305.36)

                                                          (1.63)

                             SENIOR SUBORDINATED PASS-THRU
                             SPECIFIED RESERVE FUND LIMITS

REPORTING MONTH:  8/30/96

                                                                    1989-1
                                                                  -----------
     (A)       TERM                                                        30
     (B)       LOAN TYPE                                                FIXED
     (C)       CLASS A %                                                 9.45%
     (D)       CLASS B %                                                 5.50%
     (E)       ORIGINAL AGGREGATE BALANCE                          73,324,233
     (F)       CURRENT UPB                                          1,852,121
     (G)       RULE CHANGE DATE                                      06/01/94
     (H)       ORIGINAL CUTOFF DATE                                  06/01/89

SUBORDINATED CALCULATIONS (FORMULA TO BE REVISED AT RULE CHANGE DATE)

     (I)       PREVIOUS SUBORDINATED AMT                            1,848,466
     (J)       CLASS B % OF CURR UPB (F)x(D)                          101,867
     (K)       AGGREGATE LOSSES                                       282,099
     (L)       SUB AMT UNTIL RULE CHANGE DATE (J-K)                   812,593

RESERVE CALCULATIONS (FORMULA TO BE REVISED AT RULE CHANGE DATE)

     (M)       ADVANCE RESERVE                                        203,000
     (N)       1% OF CURR AGG BAL (E) x .01                            18,521
     (O)       O.S. UPB CLASS B (F)x(D)                               101,867
     (P)       SUBORD AMT - OS UBP CLASS B (L)-(O)                    710,726
     (Q)       ADV RES + GRT'R OF: (N) or (P)                         913,726
                                                                  -----------

MINIMUM RESERVE FUND

     (R)       O.S. UPB 3 LARGEST LNS                                 813,978
     (S)       SUBORDINATED AMOUNT (L)                                812,593
                                                                  -----------
     (T)       SPECIFIED RESERVE FUND = > OF (R)or(S)                 812,593
                                                                  ===========
     (U)       CURRENT RESERVE FUND BALANCE                           812,593

STATUS OF INITIAL DEPOSIT

     (V)       ORIGINAL INITIAL DEPOSIT                                85,000

                                      RULES
                                      -----

     SUBORDINATED AMOUNT                                              AFTER RULE CHANGE DATE: SUB AMOUNT =
     UNTIL RULE CHANGE DATE: SUB AMOUNT =                             LESSER OF A: PREVIOUS SUB AMOUNT AND
     CLASS B % OF ORIG AGGR BAL                                            B: THE SUM OF
     LESS AGGR LOSSES SINCE ORIG CUTOFF DATE                                  (x) CLASS B % OF CURRENT UPB
                                                                              (y) 6/1994 80% OF (A)-(x)     }
                                                                                  6/1995 60% OF (A)-(x)     }
                                                                                  6/1996 40% OF (A)-(x)     } REDUCTION SCHEDULE
                                                                                  6/1997 20% OF (A)-(x)     }
                                                                                  6/1998+ 0% OF (A)-(x)     }

HOWEVER:

(B) CANNOT < SUM OF O.S. UPB 3 LARGEST LOANS

IMPORTANT:

        IF DURING THE 12 MONTHS PRECEDING AN ANNIVERSARY DATE 90 DAY+ DELINQUENCIES -7% OF TOTAL LOAN COUNT FOR 2 CONSECUTIVE MONTHS, THE REDUCTION FOR THAT MONTH WILL NOT TAKE PLACE.

        IF DURING THE 12 MONTHS PRECEDING AN ANNIVERSARY DATE THE ABOVE RULE IS NOT BROKEN, REDUCTIONS WILL TAKE PLACE AS SCHEDULED.

================================================================================

SPECIFIED RESERVE FUND

UNTIL RULE CHANGE DATE: SPECIFIED RESERVE FUND =

     THE SUM OF (i) ADVANCE RESERVE              THE SUM OF (i) ADVANCE RESERVE
     AND       (ii) THE GREATER OF               AND       (ii) THE GREATER OF

    (a) 1% OF ORIGINAL AGGR BAL             (a) 1% OF CURRENT O.S. AGGR BAL
    (b) SUB AMOUNT - O.S. BAL CLASS B       (b) SUB AMOUNT - O.S. BAL CLASS B

HOWEVER;

    (ii) CANNOT BE < THE SMALLER OF:        (a) THE O.S. UPB 3 LRGST LOANS ....
                                            (b) SUB AMOUNT

                           NOR >: SUBORDINATED AMOUNT

        WHEN SUB AMOUNT = ZERO, SPECIFIED RESERVE FUND = ADVANCE RESERVE>